SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT:                 June 07, 2001
                    (Date of the earliest event reported)



                       Home Products International, Inc.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                           (State of Incorporation)

        0-17237                                         36-4147027
  (Commission File Number)                           (I.R.S. Employer
                                                    Identification No.)


        4501 West 47th Street
            Chicago, IL                                    60632
 (Address of principal executive offices)                (Zip Code)



 Registrant's telephone number, including area code:  (773) 890-1010





 ITEM 5. OTHER EVENTS

 On June 7, 2001, Home Products International, Inc. (the "Company"), a diversified housewares company, entered into a definitive agreement to sell its commercial servingware unit, Plastics, Inc., to A & E Products Group LP, an affiliate of Tyco International. The closing of the transaction is scheduled to occur upon the parties' receipt of customary regulatory approvals. The Company intends to use all of the proceeds from the sale to retire debt.


 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 c) Exhibits

    Exhibit 99 - Press release dated June 7, 2001.




      Pursuant to the requirements of the Securities Exchange Act of 1934,

 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         Home Products International, Inc.

                         By: /s/ James E. Winslow
                             ---------------------
                             James E. Winslow
                             Executive Vice President
                             And Chief Financial Officer



 Dated:  June 15, 2001